August 19, 2008

Supplement

SUPPLEMENT DATED AUGUST 19, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY UTILITIES FUND
Dated April 30, 2008

The section of the Fund’s Prospectus entitled “Shareholder Information” is hereby supplemented with the following:

The Fund’s Board of Trustees (the “Board”) has approved, effective on or about November 3, 2008, changing the Fund’s principal investment strategy to investing, under normal market conditions, at least 80% of the Fund’s assets in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. In connection with this change, the Board also has approved a change to the Fund’s name as well as its benchmarks, and has increased the limit on the Fund’s investments in foreign securities. To allow for the implementation of these changes, the Fund is suspending the offering of its shares to new investors effective August 21, 2008. It is currently anticipated that the Fund will reopen to new investors in January 2009.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

UTLSPT1